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                                         SECURITIES AND EXCHANGE COMMISSION
                                                WASHINGTON, DC 20549

                                                  -----------------

                                                      FORM 8-A

                                                  -----------------


                                  For Registration of Certain Classes of Securities
                                      Pursuant to Section 12(b) or 12(g) of the
                                               Securities Exchange Act


                                                    CONSECO, INC.
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                               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          INDIANA                                                   35-1468632
-----------------------------------------------------------     ------------------------------------------------------
      (State or other jurisdiction of incorporation)                     (IRS Employer Identification No.)


               11825 N. PENNSYLVANIA STREET,                                           46032
                        CARMEL, IN                              ------------------------------------------------------
-----------------------------------------------------------                          (Zip Code)
         (Address of principal executive offices)


If this form relates to the registration of a class of          If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act        securities pursuant to Section 12(g) of the Exchange
and is effective pursuant to:                                   Act and is effective pursuant to:
General Instruction A.(c), please check the following box.[ ]   General Instruction A.(d), please check the following box [X]

Securities Act registration statement file number to which this form relates:                       N/A

Securities to be registered pursuant to Section 12(b) of the Act:                                   None

Securities to be registered pursuant to Section 12(g) of the Act:

  8.5% Senior Notes Due 2002, 6.4% Senior Notes Due 2003, 8.75% Senior Notes Due 2004,
 6.8% Senior Notes Due 2005, 9.0% Senior Notes Due 2006, 10.75% Senior Notes Due 2008,
 8.5% Guaranteed Senior Notes Due 2003, 6.4% Guaranteed Senior Notes Due 2004, 8.75%
  Guaranteed Senior Notes Due 2006, 6.8% Guaranteed Senior Notes Due 2007, 9.0%
    Guaranteed Senior Notes Due 2008, 10.75% Guaranteed Senior Notes Due 2009
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                                                  (Title of Class)
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                                  Page 1 of 7
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Item 1.  Description of Registrant's Securities to be Registered.

         This registration statement registers under Section 12(g) of the Securities Exchange Act of 1934 (the "Act") the following securities of Conseco, Inc., an Indiana corporation (the "Registrant"):

o        8.5% Senior Notes Due 2002 (the "8.5% Notes");

o        6.4% Senior Notes Due 2003 (the "6.4% Notes");

o        8.75% Senior Notes Due 2004 (the "8.75% Notes");

o        6.8% Senior Notes Due 2005 (the "6.8% Notes");

o        9.0% Senior Notes Due 2006 (the "9.0% Notes");

o        10.75% Senior Notes Due 2008 (the "10.75 Notes");

o        8.5% Guaranteed Senior Notes Due 2003 (the "8.5% Guaranteed Notes");

o        6.4% Guaranteed Senior Notes Due 2004 (the "6.4% Guaranteed Notes");

o        8.75% Guaranteed Senior Notes Due 2006 (the "8.75% Guaranteed Notes");

o        6.8% Guaranteed Senior Notes Due 2007 (the "6.8% Guaranteed Notes");

o        9.0% Guaranteed Senior Notes Due 2008 (the "9.0% Guaranteed Notes");

o        10.75% Guaranteed Senior Notes Due 2009 (the "10.75% Guaranteed
         Notes").

                          Description of the 8.5% Notes

         A description of the 8.5% Notes is set forth under the caption "Description of Debt Securities" in the prospectus that constitutes part of the Registrant's Registration Statement on Form S-3 (Registration No. 333-83465), as amended from time to time, filed with the Securities and Exchange Commission (the "Commission") on July 22, 1999, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on September 30, 1999, and under the caption "Description of the Notes" in the prospectus supplement filed with the Commission on October 19, 1999 pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, which are incorporated herein by reference.

                          Description of the 6.4% Notes

         A description of the 6.4% Notes is set forth under the caption "Description of Debt Securities" in the prospectus that constitutes part of the Registrant's Registration Statement on Form S-3 (Registration No. 333-27803), as amended from time to time, filed with the Commission on May 27, 1997, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on June 23, 1997, and under the caption "Description of the Notes" in the prospectus supplement filed with the Commission on February 6, 1998 pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, which are incorporated herein by reference.

                                  Page 2 of 7
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                         Description of the 8.75% Notes

         A description of the 8.75% Notes is set forth under the caption "Description of Debt Securities" in the prospectus that constitutes part of the Registrant's Registration Statement on Form S-3 (Registration No. 333-83465), as amended from time to time, filed with the Commission on July 22, 1999, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on September 30, 1999, and under the caption "Description of the Notes" in the prospectus supplement filed with the Commission on February 3, 2000 pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, which are incorporated herein by reference.

                          Description of the 6.8% Notes

         A description of the 6.8% Notes is set forth under the caption "Description of Debt Securities" in the prospectus that constitutes part of the Registrant's Registration Statement on Form S-3 (Registration No. 333-27803), as amended from time to time, filed with the Commission on May 27, 1997, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on June 23, 1997, and under the caption "Description of the Notes" in the prospectus supplement filed with the Commission on February 6, 1998 and the pricing supplement filed with the Commission on June 5, 1998, each pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, which are incorporated herein by reference.

                          Description of the 9.0% Notes

         A description of the 9.0% Notes is set forth under the caption "Description of Debt Securities" in the prospectus that constitutes part of the Registrant's Registration Statement on Form S-3 (Registration No. 333-83465), as amended from time to time, filed with the Commission on July 22, 1999, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on September 30, 1999, and under the caption "Description of the Notes" in the prospectus supplement filed with the Commission on October 19, 1999 pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, which are incorporated herein by reference.

                         Description of the 10.75% Notes

         A description of the 10.75% Notes is set forth under the caption "Description of Debt Securities" in the prospectus that constitutes part of the Registrant's Registration Statement on Form S-3 (Registration No. 333-83465), as amended from time to time, filed with the Securities and Exchange Commission (the "Commission") on July 22, 1999, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on September 30, 1999, and under the caption "Description of the Notes" in the prospectus supplement filed with the Commission on June 27, 2001 pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, which are incorporated herein by reference.

                    Description of the 8.5% Guaranteed Notes

         A description of the 8.5% Guaranteed Notes is set forth under the captions "Prospectus Summary - Summary of the Terms of the Registered Notes", "The Exchange Offer" and "Description of the Registered Notes" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-89802) filed with the Commission on June 5, 2002, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on July 25, 2002, which are incorporated herein by reference.

                                  Page 3 of 7
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                    Description of the 6.4% Guaranteed Notes

         A description of the 6.4% Guaranteed Notes is set forth under the captions "Prospectus Summary - Summary of the Terms of the Registered Notes", "The Exchange Offer" and "Description of the Registered Notes" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-89802) filed with the Commission on June 5, 2002, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on July 25, 2002, which are incorporated herein by reference.

                    Description of the 8.75% Guaranteed Notes

         A description of the 8.75% Guaranteed Notes is set forth under the captions "Prospectus Summary - Summary of the Terms of the Registered Notes", "The Exchange Offer" and "Description of the Registered Notes" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-89802) filed with the Commission on June 5, 2002, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on July 25, 2002, which are incorporated herein by reference.

                    Description of the 6.8% Guaranteed Notes

         A description of the 6.8% Guaranteed Notes is set forth under the captions "Prospectus Summary - Summary of the Terms of the Registered Notes", "The Exchange Offer" and "Description of the Registered Notes" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-89802) filed with the Commission on June 5, 2002, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on July 25, 2002, which are incorporated herein by reference.

                    Description of the 9.0% Guaranteed Notes

         A description of the 9.0% Guaranteed Notes is set forth under the captions "Prospectus Summary - Summary of the Terms of the Registered Notes", "The Exchange Offer" and "Description of the Registered Notes" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-89802) filed with the Commission on June 5, 2002, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on July 25, 2002, which are incorporated herein by reference.

                   Description of the 10.75% Guaranteed Notes

         A description of the 10.75% Guaranteed Notes is set forth under the captions "Prospectus Summary - Summary of the Terms of the Registered Notes", "The Exchange Offer" and "Description of the Registered Notes" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-89802) filed with the Commission on June 5, 2002, and amended by Amendment No. 1 to the Registration Statement filed with the Commission on July 25, 2002, which are incorporated herein by reference.

Item 2.  Exhibits.
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                     Number                                              Description
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                       1.                Senior Indenture, dated November 13, 1997, by and between  Conseco, Inc.
                                         and LTCB Trust Company, as Trustee, incorporated  herein by reference to
                                         Exhibit 4.1 to Post-Effective Amendment No. 1, filed November 18, 1997, to the Registrant's Registration Statement on Form S-3 (Registration  No.
                                         333-27803)filed May 27, 1997.
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                       2.                First Senior Supplemental Indenture, dated June 29, 2001, by and between
                                         Conseco, Inc. and The Bank of New York, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Registrant's Form 8-K filed June 29, 2001.

                       3.                First Senior Indenture, dated April 24, 2002, by and among Conseco, Inc., as Issuer, CIHC Incorporated, as Guarantor, and State Street Bank and
                                         Trust Company, as Trustee, incorporated herein by reference to Exhibit 4.3 to the Registrant's Registration Statement on Form S-4 (Registration No.
                                         333-89802)filed June 5, 2002.

                       4.                Second Senior Indenture, dated April 24, 2002, by and among Conseco, Inc., as Issuer, CIHC Incorporated, as Guarantor, and State Street Bank and
                                         Trust Company, as Trustee, incorporated herein by reference to Exhibit 4.2 to the Registrant's  Registration Statement on Form S-4 (Registration No.
                                         333-89802) filed June 5, 2002.

                       5.                First Senior Supplemental Indenture, dated April 24, 2002, by and among
                                         Conseco, Inc., as Issuer, CIHC Incorporated, as Guarantor, and State
                                         Street Bank and Trust Company, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on
                                         Form S-4 (Registration No. 333-89802)filed June 5, 2002.

                       6.                Form of 8.5% Note, incorporated herein by reference to Exhibit 4.1 to the
                                         Registrant's Form 8-K filed October 21, 1999.

                       7.                Form of 6.4% Note, incorporated  herein by reference to Exhibit 4.20 to
                                         Post-Effective Amendment No. 1, filed  November 18, 1997, to the
                                         Registrant's Registration Statement on Form  S-3 (Registration  No.
                                         333-27803) filed May 27, 1997.

                       8.                Form of 8.75% Note, incorporated herein by reference to Exhibit 4.1 to the
                                         Registrant's Form 8-K filed February 7, 1999.

                       9.                Form of 6.8% Note, incorporated  herein by reference to Exhibit 4.22.3 to the Registrant's Form 8-K filed June 10, 1998.

                       10.               Form of 9.0% Note, incorporated  herein by reference to Exhibit 4.2 to the
                                         Registrant's Form 8-K filed October 21, 1999.

                       11.               Form of 10.75% Note, incorporated herein by reference to Exhibit 4.2 to the Registrant's Form 8-K filed June 29, 2001.

                       12.               Form of 8.5% Guaranteed Note, incorporated herein by reference to Exhibit
                                         4.5 to the Registrant's Registration Statement on Form S-4 (Registration
                                         No. 333-89802) filed June 5, 2002.

                       13.               Form of 6.4% Guaranteed Note, incorporated  herein by reference to Exhibit
                                         4.4 to the Registrant's Registration Statement on Form S-4 (Registration
                                         No. 333-89802)filed June 5, 2002.

                       14.               Form of 8.75% Guaranteed Note, incorporated herein by reference to Exhibit
                                         4.8 to the Registrant's Registration Statement on Form S-4 (Registration
                                         No. 333-89802) filed June 5, 2002.

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                                  Page 5 of 7
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                       15.               Form of 6.8% Guaranteed Note, incorporated herein by reference to Exhibit
                                         4.6 to the Registrant's Registration Statement on Form S-4 (Registration
                                         No. 333-89802) filed June 5, 2002.

                       16.               Form of 9.0% Guaranteed Note, incorporated herein by reference to Exhibit
                                         4.7 to the Registrant's Registration Statement on Form S-4 (Registration
                                         No. 333-89802) filed June 5, 2002.

                       17.               Form of 10.75% Guaranteed Note, incorporated herein by reference to
                                         Exhibit A-2 to Exhibit 4.1 to the Registrant's Registration Statement on
                                         Form S-4 (Registration No. 333-89802) filed June 5, 2002.
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                                  Page 6 of 7
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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 9, 2003                              CONSECO, INC.
                                         --------------------------------------
                                                      (Registrant)

                                         By: /s/ John R. Kline
                                            -----------------------------------
                                         Name:  John R. Kline
                                         Title: Senior Vice President and
                                                 Chief Accounting Officer













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